Employee future benefits	12 Months Ended
Dec. 31, 2017
Employee Benefits [Abstract]
Employee future benefits
The Company's subsidiary in Germany provides unfunded defined benefit pension plans and unfunded post-employment benefit plans for certain groups of employees. Provisions for pension obligations are established for benefits payable in the form of retirement, disability and surviving dependent pensions.
The unfunded defined benefit pension plans are final salary pension plans, which provide benefits to members (or to their surviving dependents) in the form of a guaranteed level of pension payable for life. The level of benefits provided depends on the member's length of service and on his or her base salary in the final years leading up to retirement. Current pensions vary in accordance with applicable statutory requirements, which foresee an adjustment every three years on an individual basis that is based on inflationary increases or in relation to salaries of comparable groups of active employees in the Company. An adjustment may be denied by the Company if the Company's financial situation does not allow for an increase in pensions. These plans are unfunded, and the Company meets benefit payment obligations as they fall due.
The change in the Company's accrued benefit obligations is summarized as follows:

	Pension benefit plans Years ended December 31,			Other benefit plans Years ended December 31,
	2017	2016	2015	2017	2016	2015
	$	$	$	$	$	$
Balances – Beginning of the year	13,197	12,375	14,619	217	281	433
Current service cost	107	87	103	14	13	14
Interest cost	237	282	260	3	—	8
Actuarial (gain) loss arising from changes in financial assumptions	(694)	1,479	(844)	(115)	—	(34)
Benefits paid	(485)	(399)	(410)	(66)	(60)	(97)
Impact of foreign exchange rate changes	1,783	(627)	(1,353)	31	(17)	(43)
Balances – End of the year	14,145	13,197	12,375	84	217	281
Amounts recognized:
In net loss	(344)	(369)	(363)	98	(13)	12
In other comprehensive loss	(1,089)	(852)	2,197	(31)	17	43

The cumulative amount of actuarial net losses recognized in other comprehensive loss as at December 31, 2017 is approximately $4,277,000 (approximately $4,971,000 as at December 31, 2016 and approximately $3,492,000 as at December 31, 2015).
The significant actuarial assumptions applied to determine the Company's accrued benefit obligations are as follows:

	Pension benefit plans			Other benefit plans
	Years ended December 31,			Years ended December 31,
Actuarial assumptions	2017	2016	2015	2017	2016	2015
	%	%	%	%	%	%
Discount rate	1.70	1.60	2.40	1.70	1.60	2.40
Pension benefits increase	1.80	1.80	1.80	1.80	1.80	2.40
Rate of compensation increase	2.00	2.00	2.00	2.00	2.00	2.00

The calculation of the pension benefit obligation is sensitive to the discount rate assumption. Since January 1, 2017, management determined that the discount rate assumption should be adjusted from 1.6% to 1.7% as a result of changes in the European economic environment.
Assumptions regarding future mortality are set based on actuarial advice in accordance with published statistics and experience in Germany. These assumptions translate into an average remaining life expectancy in years for a pensioner retiring at age 65:

	2017	2016	2015
Retiring at the end of the reporting period:
Male	20	20	20
Female	24	24	24
Retiring 20 years after the end of the reporting period:
Male	22	22	22
Female	26	26	26

The most recent actuarial reports give effect to the pension and post-employment benefit obligations as at December 31, 2017. The next actuarial reports are planned for December 31, 2018.
In accordance with the assumptions used as at December 31, 2017, undiscounted defined pension benefits expected to be paid are as follows:

$
2018	522
2019	541
2020	553
2021	558
2022	564
Thereafter	16,589
19,327

The weighted average duration of the defined benefit obligation is 15.8 years.
Total expenses for the Company's defined contribution plan in its German subsidiary amounted to approximately $119,000 for the year ended December 31, 2017 ($129,000 for 2016 and $159,000 for 2015).